SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  December 1996

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission       (I.R.S. Employer
        incorporation)           File Number)      Identification No.)

                           Cornerstone Properties Inc.
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                         (Registrant's telephone number,
                              including area code)

The registrant hereby amends Item 2 and Item 7 of its Current Report on Form 8-K, dated December 12, 1996, as set forth in the pages attached hereto.

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

     The issuance of $66,500,000 of 8% Cumulative Convertible Preferred Stock, Series A, by the Company to Hexalon Real Estate, Inc. in exchange for $40,000,000 cash and the Frick Building was an arm's length negotiated transaction reflecting the Company's assessment of the value of the Frick Building. The Company's assessment includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspects of the property, location, condition and quality of design and construction are evaluated. The Company also conducts engineering and environmental studies. All factors, when viewed in their entirety, are reflected in the Company's assessment of value.

Item 7.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      The following unaudited pro forma condensed consolidated balance sheet at September 30, 1996 reflects the acquisition of One Lincoln Centre as if the transaction had occurred on that date.

      The pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 assumes the acquisition of Tower 56 and One Lincoln Centre as if they had occurred on January 1, 1995. This pro forma information is based on the historical statements of Cornerstone after giving effect to the acquisition of these Properties.

      The unaudited pro forma condensed consolidated financial statements have been prepared by Cornerstone Properties Inc. management. The unaudited pro forma condensed consolidated statements of operations may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Cornerstone's audited statements as of December 31, 1995 and for the year then ended (which are contained in Cornerstone's Form 10-K for the year ended December 31, 1995) and the unaudited financial statements as of September 30, 1996 and for the nine months then ended (which are contained in Cornerstone's Form 10-Q for the period ended September 30, 1996) and the accompanying notes.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          CORNERSTONE PROPERTIES INC. (Registrant)

            By: /s/ John  S.   Moody
            ------------------------
                    John  S.   Moody
                    President and Chief Executive Officer

            Date: February 21, 1997

            By: /s/ Thomas P. Loftus
            ------------------------
                    Thomas P. Loftus
                    Vice President and Controller
                   (Principal Financial Officer)

            Date: February 21, 1997